U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 10SB


              GENERAL FORM FOR REGISTRATION OF SECURITIES OF SMALL
                                BUSINESS ISSUERS


        Under Section 12(b) or (g) of the Securities Exchange Act of 1934

                          Spiderboy International, Inc.
                 (Name of Small Business Issuer in its charter)



         Minnesota                                    41-0825298
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)


13348 Highland Chase Place
Fort Myers, Florida                                              33913
(Address of principal executive office)                          (Zip Code)

Issuer's telephone number (941) 561-8777


           Securities to be registered under Section 12(g) of the Act:

                                  Common Shares



                                 Charles Clayton
                               12 S. Sixth Street
                          Minneapolis, Minnesota 55402
                                 (612) 338-3738
                               (Agent for Service)

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ITEM 1.  DESCRIPTION OF BUSINESS

         The Company was incorporated in Minnesota in February, 1959. There were several name changes, and in October, 2000 the name was changed to the present name.

         The Company was engaged in the business of assisting new prospects in setting up their own retail clothing and shoe stores. Services included store fixtures and beginning inventory, management training and consulting, assistance with the selection of accessories and grand opening.

         The Company acted as a holding company for High Country Fashions, Inc., and, on April 29, 1997, abandoned its investment in High Country Fashions, Inc. and approved a transfer of High Country Fashions, Inc. to Continental Casuals, Ltd., a company owned by the Company's President and majority stockholder. The Company recorded a gain on this abandonment and resulting debt cancellation of $1,600,000 because the liabilities of High Country Fashions, Inc. exceeded its assets.

         The transaction left the Company with no assets and no business. The Company merged with Spiderboy.com, Inc. on October 12, 2000.

         Spiderboy.Com, Inc. is in the business of creating and running the Spiderboy.com search engine on the world wide web. Spiderboy.com will act as a geographical and categorical web portal "highway system" for every country in the world as well as major cities with stops or community web sites for every town. Spiderboy.com will be supported by web designing, hosting, banner advertisements, affiliate marketing and our own e-commerce sites. The main focus is to create several tiers of ad revenue by specializing in geographical and categorical portals and giving away or licensing them to regional government agencies. The search engine will offer information from local television guides to governmental, hospital, hotel and airport information from around the world. Spiderboy.com currently owns approximately 350 unique domain names and already has numerous web portals running in the development stage including a partnership with a licensed, bonded, and insured Travel Agency with personal and online services. Spiderboy.com will also offer web design and hosting facilities at very competitive prices to business and build on the relationships to create e-commerce sites for these companies.


ITEM 2.  PLAN OF OPERATION

         The Internet has created a new medium for advertising, marketing and sales. It is an increasingly significant global medium for communication, information and commerce.


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         The Company believes that growth in internet usage and web commerce has been fueled by a number of factors, including; a large and growing base of PCs in the workplace and home, advances in the performance and speed of PCs and modems, improvements in network infrastructure, easier and cheaper access to the internet, and increased awareness of the internet.

         The Company has registered approximately 350 web site domain names, many the names of cities throughout the world, others are industry specific. The Company plans to partner with others for the domain names, or lease them to the cities or industries, who will then post information relative to the city or industry, including local television guides, hotel and restaurant guides, airport information, and other items of local interest.

         The Company's active web sites are connected on the "Spiderboy Web" online network. The network allows visitors to the site to point and click on areas of interest to gain information about services and attractions in geographical location around the world without leaving the web site.

         The Company hopes to make money from this through banner advertising on the Spiderboy Web, through the establishment of web sites that it will plan and create for interested customers, and from the sale and lease of web properties.

         During 2001 the Company sold the domain name sonytravel.com to the Sony Corporation for $2,000. In January, 2001 the Company leased the rights to swfloridainformation.com for a payment of $3,900, plus $300 per month pursuant to a 2 year lease agreement. The Company intends to continue to pursue opportunities for the sale and lease of its web properties through online advertising, word of mouth exposure and through its web site, www.spiderboy.com.

         The only income the Company has recognized is $48.00 from advertising sales, $3,900 in leasing fees, and the sale of the domain name for $2,000. The Company hopes to greatly increase the amounts as it completes its Spiderboy Web.


ITEM 3.  DESCRIPTION OF PROPERTY

         None


ITEM 4.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to the owners of 5% or more of the voting securities, and officers and directors of the company:


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Name of Beneficial Owner     Number of Shares      % of Ownership
------------------------     ----------------      --------------

Norman Pardo                       27,740,000                 75%

John Bolan                          1,000,000                  1%

Jim Cullen                             60,000                  1%

Michael Edwards                         6,000                  1%

Kim Oliver                             12,000                  1%

All officers and
Directors as a group               28,818,000                 78%


ITEM 5.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

         The executive officers and directors of the Company, with a brief description, are as follows:

Name                                  Position
----                                  --------

Norman Pardo                          Chairman, President, CEO, Director

John Bolan                            CFO, Director

Jim Cullen                            Director

Kimberly F. Oliver                    Director

Michael S. Edwards                    Director

         NORMAN PARDO, is the Chairman of the Board, President, and Chief Executive Officer, Spiderboy.Com, Inc. Mr. Pardo is responsible for the development of the Spiderboy.com search engine and will continue to oversee the development of the Spiderboy.com search engine. He is also responsible for acquiring the domain names, and the design of many websites that are to be owned by Spiderboy.com. Mr. Pardo is a successful real estate investor and entrepreneur. He is a computer expert in HTML, JAVA, C++ and PROTOCOLS, which has enabled him to build thousands of internet web pages over the years.


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         JOHN BOLAN, is the Chief Financial Officer, and a Director of
Spiderboy.Com, Inc. since its inception. He is a Certified Public Accountant, Enrolled Agent, Licensed Florida Real Estate Broker, and has practiced as a Public Accountant and Tax Consultant for 30 years. He holds a Masters Degree in Mathematics and Business Administration and a Masters Degree in Business Administration.

         JIM CULLEN, is an Account Executive for Reynolds and Reynolds Corporation, Information System Group since 1981. He is responsible for managing and growing a $2,000,000 territory, he sold one of the first electronic forms applications in the country, he introduced and sold leading on-line technology to the current account base, and is responsible for training and developing customer service representatives.

         KIMBERLY F. OLIVER, is currently on the Board of Directors and a part owner of the JBM Group, Inc. a public relations and marketing company. She was, until recently stepping down, the Vice President of Marketing in charge of the marketing representatives, market research and development.

         MICHAEL S. EDWARDS, until 1998 Mr. Edwards was the Supervisor of the Second Shift at Avondale Mills, Inc. He was responsible for all production areas on his shift, as well as the payroll and training of all employees on the second shift. He was responsible for maintaining and ensuring sufficient plant output for the second shift.

         The directors of the Company are elected annually by the shareholders for a term of one year or until their successors are elected and qualified. The officers serve at the pleasure of the Board of Directors.


ITEM 6.  EXECUTIVE COMPENSATION

         There are no officers or directors that received compensation in excess of $60,000 or more during the last year.


ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         None

ITEM 8. LEGAL PROCEEDINGS

         None

ITEM 9.  MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

         The Company's common stock has not traded at this time.


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         There are 381 holders of the common stock of the Company. There have never been any dividends, cash or otherwise, paid on the common shares of the Company.



ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES

         Name                   Date        Shares          Cost

Securities Holding Corp         5/99        15,000,000      $1,500.00
FB Holdings                     5/99        15,000,000      $1,500.00
John McGinty                    3/01            22,000      $2,200.00
Michael Johnson                 3/01            43,000      $2,393.00

         The shares issued to Securities Holding Corp and FB Holdings were issued in anticipation of a future merger and 28,000,000 of the shares were transferred to Mark N. Pardo as a part of the merger with Spiderboy.

         There was no underwriter on the sales of any of the securities, and no commissions were paid.

         The registrant believes that all transactions were transactions not involving any public offering within the meaning of Section 4(2) of the Securities Act of 1933, since (a) each of the transactions involved the offering of such securities to a substantially limited number of persons; (b) each person took the securities as an investment for his own account and not with a view to distribution; (c) each person had access to information equivalent to that which would be included in a registration statement on the applicable form under the Act; (d) each person had knowledge and experience in business and financial matters to understand the merits and risk of the investment; therefore no registration statement need be in effect prior to such issuances.

         The following shares were issued in conjunction with the merger:

Joseph Karaka                       9/00            30,000
William Pacyna                      9/00            30,000
John Bolan                          9/00         1,000,000
Michael Oliver                      9/00             6,000
Kim Oliver                          9/00            12,000
Igor Zamychliaev                    9/00           180,000
William Cruz, Jr.                   9/00           120,000
Robert Cullen                       9/00            60,000


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ITEM 11. DESCRIPTION OF SECURITIES

         The company has authorized 50,000,000 shares of common stock, no par value, and 5,000,000 preferred stock, no par value. Each holder of common stock has one vote per share on all matters voted upon by the shareholders. Such voting rights are noncumulative so that shareholders holding more than 50% of the outstanding shares of common stock are able to elect all members of the Board of Directors. There are no preemptive rights or other rights of subscription.

         Each share of common stock is entitled to participate equally in dividends as and when declared by the Board of Directors of the company out of funds legally available, and is entitled to participate equally in the distribution of assets in the event of liquidation. All shares, when issued and fully paid, are nonassessable and are not subject to redemption or conversion and have no conversion rights.

         The preferred shares have not been designated any preferences, and none have been issued.

         Risk Factor - Penny Stock Regulation. Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stock generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. If the Company's securities become subject to the penny stock rules, investors in this offering may find it more difficult to sell their securities.


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ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Minnesota Statutes, contain an extensive indemnification provision which requires mandatory indemnification by a corporation of any officer, director and affiliated person who was or is a party, or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a member, director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a member, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, and against judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted, or failed to act, in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In some instances a court must approve such indemnification.


ITEM 13. FINANCIAL STATEMENTS

         The Financial Statements from the Form 10K, filed in August, 2001 are incorporated by reference.


ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         None.

ITEM 15. FINANCIAL STATEMENTS AND EXHIBITS

         (a) The Financial Statements attached to the Form 10K, filed in August, 2001 are incorporated by reference.

         (b) Exhibits:

                  3. Articles of Incorporation and bylaws incorporated by reference to the prior filing.


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                                   SIGNATURES


         In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.


Date:                                   Spiderboy International, Inc.



                                        /s/ Mark N. Pardo
                                        -------------------------------------
                                        Mark N. Pardo, President, Director